Exhibit 10.1

Certain identified information in this document has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 5 TO CUSTOMER INSTALLMENT PROGRAM AGREEMENT

This AMENDMENT NO. 5 to CUSTOMER INSTALLMENT PROGRAM AGREEMENT (this “Amendment”) is entered into and made effective as of March 31, 2023 (the “Amendment Effective Date”) and amends the Customer Installment Program Agreement, dated July 16, 2020, as amended (together with any exhibits, schedules, amendments or addendums, the “Agreement”), by and between Shopify Inc., a Canadian corporation (“Shopify”), and Affirm, Inc., a Delaware corporation (“Affirm”). Capitalized terms used but not defined herein shall have the same meaning as those in the Agreement.

WHEREAS, Section 30 of the Agreement provides that no modification of the Agreement shall be effective unless made in writing and duly signed by the Parties referring specifically to the Agreement; and

WHEREAS, pursuant to Section 30 of the Agreement, Shopify and Affirm desire to amend the Agreement to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Effective as of the Amendment Effective Date, the Agreement shall be amended as set forth in the attached revised provisions of the “Exhibit A-2 Second Program Outline” as set forth in Exhibit A to this Amendment.

2.Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein. The provisions and agreements set forth herein shall not establish a custom or course of dealing or conduct among the Parties. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby. In the event of any inconsistency, conflict or ambiguity as to the rights and obligations of the Parties under this Amendment, the terms of this Amendment shall control and supersede any such inconsistency, conflict or ambiguity.

3.Reference to the Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to July 16, 2020.

4.Miscellaneous. The provisions of Sections 23 (Notices), and Sections 28-31, and 33 of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein to the extent applicable.
[Signature page to follow]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives below.

Shopify Inc.	Affirm, Inc.
Signature: /s/ Jason Kilpela	Signature: /s/ Rebecca Z. Stone
Name: Jason Kilpela	Name: Rebecca Z. Stone
Title: Director Corporate Finance	Title: VP, Strategic Partnerships
Date: April 3, 2023	Date: April 3, 2023
Notices. Notices required under this Agreement shall be delivered pursuant to Section 23 (Notices) and addressed as set forth below:

If to Shopify:

Shopify Inc.
151 O’Connor Street, Ground Floor
Ottawa, ON
K2P 2L8
Canada
[***]

If to Affirm:

Affirm, Inc.
650 California Street, 12th
San Francisco, CA 94108
Attention: Chief Legal Officer
[***]

Exhibit 10.1

Exhibit A

AMENDMENT TO EXHIBIT A-2 (SECOND PROGRAM OUTLINE)

The following terms and conditions are intended to be incorporated into the Second Program Outline, which forms a part of the Agreement as Exhibit A-2 to the Agreement, and, where such terms conflict with an existing section in Exhibit A-2, they will entirely replace such sections of Exhibit A-2.

The amended sections below shall entirely replace those same sections in the Agreement. All other sections that are not amended or replaced herein shall remain unmodified as expressly stated in the Agreement.

1.Section 1 of the Second Program Outline is hereby replaced in its entirety as follows:
1) Program Description. The Program will be offered only in the United States, and (at the option of Affirm with Shopify consent) its territories. The Financial Product associated with the Program (“High-AOV Product”) shall be a closed-end installment loan product that will bear a [***] or [***] APR, will have no late fees, and will have a repayment term of [***], or as otherwise mutually agreed upon by the Parties. The High-AOV Product may be utilized only for orders that are not less than $[***] USD and not greater than $[***] USD, unless otherwise mutually agreed upon by the Parties. Customers may be dynamically offered personalized payment options for each transaction, which may include [***] First Product payments every two weeks, [***] High-AOV Product payments, or both. Affirm will use one or more state-chartered banks or other FDIC insured institutions (each, a “Bank”) to originate the High-AOV Product for Customers except in Iowa. Solely with respect to Customers in Iowa, Affirm Loan Services, LLC will be the creditor at origination for any Successful Transaction resulting from a Customer’s use of the High-AOV Product, and Affirm Loan Services, LLC will cause payment to be made directly to Eligible Merchant. Notwithstanding Section 5.1 of the Agreement, for purposes of this Second Program Outline, Affirm or its bank partner(s) is responsible for determining and modifying underwriting criteria in its sole discretion in compliance with Applicable Laws.
2.Section 1 of Addendum A-1 to Exhibit A-2 (Program Pricing, Fees and Revenue for Program) is hereby amended and restated in its entirety as follows:

[***]
3